BAYWOOD SOCIALLYRESPONSIBLE FUND
BAYWOOD VALUEPLUS FUND

Supplement dated August 16, 2019 to the Statement of Additional Information (“SAI”)
dated February 1, 2019

The following is hereby added to the SAI as Appendix D:
SKBA PROXY POLICY
If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:
Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management’s nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management’s recommendations.
Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital Management will vote to retain shareholder rights as indicated below:
The firm will always vote against the following management proposals that:
1. create more than one class of directors.
2. create staggered terms for Board members or non-annual election of directors.
3. eliminate cumulative voting.
4. require a super majority approval of the acquisition of the company by another.
5. eliminate preemptive rights.
The firm will usually vote against the following management proposals that:
6. require a “Fair Price” in the acquisition of the company.
7. make the acquisition of the company more difficult.
8. change the state of incorporation (e.g. from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.
9. obtain shareholder authorization for the repurchase of shares from one or more major shareholders.
10. increase the number of authorized shares as it is the company’s intention to utilize these shares to reduce the likelihood of a future takeover.
11. create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.
12. amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common shares of more than 3%.  By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.
The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management’s discretion.
The firm will usually vote in favor of the following shareholder or management proposals that:
13. reinstate cumulative voting.
14. return to the annual election of directors or eliminate staggered terms of directors.
15. reinstate preemptive shareholder rights.
16. repeal provisions requiring a super majority vote by shareholders to approve the election of directors and/or corporate resolutions
17. repeal “poison pill” provisions or give shareholders the right to approve or repeal such provisions.
18. adopt the use of indexed stock options.
19. require that the board of directors consist entirely of non-employee directors, with the exception of the CEO.
20. support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.
21. require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.
22. prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.
23. require the company to expense stock options.
24. establish the guideline that a company’s CEO directly own a meaningfully higher level of common stock in the company than his or her base salary (generally viewed as at least five times his or her base salary), excluding stock granted but unexercised under company stock option plans.
25. disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.
Shares on Loan
In the process of reviewing proxy statements for voting, SKBA will consider calling stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call the stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.
Proxy Reports
We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.
In compliance with Rule 206(4)-6 of the Investment advisers Act of 1940 with regard to potential conflicts of interests in proxy voting, we outline below a brief summary of our Proxy Voting Policy.
Our overriding concern in voting proxies is to protect and enhance our clients’ financial well being.  The financial impact on our clients will supersede any relationship SKBA may have with any corporation soliciting a proxy.  If it can be determined that a proposal negatively impacts the client’s financial position, we will vote against it.  We are concerned with shareholder rights and will vote against most attempts by boards of directors to entrench or expand their positions at the expense of shareholders.  We will vote with shareholders on proposals to protect those rights including management proposals that would make the acquisition of the company more difficult or the creation of a new class of securities with superior voting powers.
SKBA Capital Management, LLC (SKBA) believes that we are unlikely to be in a situation that results in a material conflict of interest between our clients’ interests and the interest of our firm. However, if a situation should arise where a material conflict of interest (or an appearance of a conflict of interest) is determined to exist, SKBA will make an effort to seek out the opinion of a qualified independent third party regarding this issue. If this situation should occur, it will be thoroughly documented.
Revised January 2014

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